UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2007

LCC International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-21213 (Commission File Number)	54-1807038 (I.R.S. Employer Identification No.)
7900 Westpark Drive, McLean, VA 22102
(Address of principal executive office and zip code)
(703) 873-2000
(Registrant’s telephone number, including area code)
7925 Jones Branch Drive, McLean, Virginia, 22102
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
LCC International, Inc. (the “Company”) hereby amends its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 5, 2007 (the “Initial Report”), which reported the Company’s acquisition of substantially all of the assets and assumption of certain specified liabilities of Wireless Facilities, Inc.’s (“WFI”) US wireless engineering services business (the “Business”). This report amends the Initial Report to provide the information under Items 9.01(a) and 9.01(b) of Form 8-K.
(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
Audited balance sheets of the Business as of December 31, 2005 and 2006 and the related statements of income, parent investment and cash flows for the years ended December 31, 2005 and 2006, with the report of the independent accountants thereon, are attached hereto as Exhibit 99.1.
Balance sheets of the Business as of December 31, 2006 and March 31, 2007 (unaudited) and the related statements of income, parent investment and cash flows for the quarters ended March 31, 2006 and 2007 (unaudited), are attached hereto as Exhibit 99.2.
(b) PRO FORMA FINANCIAL INFORMATION
Unaudited pro forma combined balance sheet of the Company as of March 31, 2007 giving effect to the acquisition of the specified Business as if the transaction had occurred on March 31, 2007 and unaudited pro forma combined statements of operations of the Company for the year ended December 31, 2006 and three months ended March 31, 2007, giving pro forma effect to the Company’s acquisition of the Business as if the transaction had occurred on January 1, 2006, are attached hereto as Exhibit 99.3.

(d)	EXHIBITS

2.1	Asset Purchase Agreement, dated as of May 29, 2007 by and between LCC International, Inc. and Wireless Facilities, Inc. (Certain schedules and exhibits referenced in the Asset Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request).*

10.1	Amended and Restated Credit Agreement, dated as of May 29, 2007, by and between LLC International, Inc. and Bank of America, N.A.*

99.1	Audited balance sheets of the Business as of December 31, 2005 and 2006 and the related statements of income, parent investment and cash flows for the year ended December 31, 2005 and 2006, with the report of the independent accountants thereon.

99.2	Balance sheet of the Business as of December 31, 2006 and March 31, 2007 (unaudited) and the related statements of income, parent investment and cash flows for the quarters ended March 31, 2006 and 2007 (unaudited)

99.3	Unaudited pro forma combined balance sheet of the Company as of March 31, 2007 giving effect to the acquisition of the Business as if the transaction had occurred on March 31, 2007; and unaudited pro forma combined statements of operations of the Company for the year ended December 31, 2006 and three months ended March 31, 2007, giving pro forma effect to the Company’s acquisition of the Business as if the transaction had occurred on January 1, 2006

*	Previously filed with the Company’s Form 8-K dated May 29, 2007 filed with the Securities and Exchange Commission on May 30, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 21, 2008

LCC International, Inc.
/s/ Peter A. Deliso
Peter A. Deliso
Senior Vice President, New Ventures

EXHIBIT INDEX

Exhibit	Description
99.1	Audited balance sheets of the Business as of December 31, 2005 and 2006 and the related statements of income, parent investment and cash flows for the years ended December 31, 2005 and 2006, with the report of the independent accountants thereon.

99.2	Balance sheets of the Business as of December 31, 2006 and March 31, 2007 (unaudited) and the related statements of income, parent investment and cash flows for the quarters ended March 31, 2006 and 2007 (unaudited)

99.3	Unaudited pro forma combined balance sheet of the Company as of March 31, 2007 giving effect to the acquisition of the Business as if the transaction had occurred on March 31, 2007; and unaudited pro forma combined statements of operations of the Company for the year ended December 31, 2006 and three months ended March 31, 2007, giving pro forma effect to the Company’s acquisition of the Business as if the transaction had occurred on January 1, 2006

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